SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “TCW Galileo Large Cap Growth Fund” at page 39, Philip Propper de Callejon, Jr. is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 86, Philip Propper de Callejon, Jr. is deleted.

April 23, 2004

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